AMENDMENT AGREEMENT

This Amendment Agreement (this “Amendment No. 1”), dated as of October 25, 2007 (the “Amendment Date”), amends that certain Securities Purchase Agreement dated as of August 30, 2007 (the “Agreement”), by and among Solomon Technologies, Inc., a Delaware corporation, and each purchaser identified on the signature pages thereto (collectively, the “Parties” to the Agreement). Any capitalized terms not defined in this letter shall have the same meanings as in the Agreement.

WHEREAS, the Parties wish to extend the time by which any Subsequent Closing Date must occur for any purchasers who are not holders of one or more of the January Debentures to the earlier of the Effectiveness Date or December 15, 2007.

NOW, THEREFORE, in consideration of the covenants and agreements herein set forth and other good and lawful consideration, the receipt and sufficiency of which is acknowledged, the Parties agree as follows:

1. This Amendment No. 1 shall be effective as of the Amendment Date.

2. Section 2.1 of the Agreement is amended to delete the fourth sentence in its entirety and replace it with the following:

“Notwithstanding anything herein to the contrary, any Subsequent Closing Date must occur on or before (i) the 20th calendar day following the date hereof, for any Purchasers who are holders of any of the January Debentures, or (ii) the earlier of (a) the Effectiveness Date or (b) December 15, 2007, for any Purchasers who are not holders of one or more of the January Debentures.”

3. Except as set forth above, the Agreement, as amended herein, shall remain in full force and effect without further modification, unless altered or amended in accordance with Section 5.5 thereof.

4. The Parties may execute this Amendment No. 1 in several counterparts or by separate instruments, all of which will constitute one binding agreement on the Parties. Facsimile signatures will be deemed originals for the purposes of this Amendment No. 1.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment No. 1 as of the Amendment Date.

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COMPANY:

SOLOMON TECHNOLOGIES, INC.

By:/s/ Gary G. Brandt
Name: Gary G. Brandt
Title: Chief Executive Officer

BRIDGE POINTE MASTER FUND LTD.

By:/s/ Eric Swartz
Name: Eric Swartz
Title:

TRUK INTERNATIONAL FUND, LP

By:/s/ Stephen Saltzstein
Name: Stephen Saltzstein
Title: Principal

TRUK OPPORTUNITY FUND, LLC

By:/s/ Stephen Saltzstein
Name: Stephen Saltzstein
Title: Principal